UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event report:
September 11, 2012




Access Power, INC
(Exact name of registrant as specified in its charter)




State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 27-4546259



17336 Hazel Street
Spring Lake MI 49456
pjensen@access-power.com
(Address of Principal Executive Officers)

Registrant telephone number, including area code:
616-820-5985

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

The following document is being filed with the Florida Sectretary of State where the informationc can be found at www.sunbiz.org.


Articles of Amendment To the Articles of Incorporation Of
Access Power, INC.

Article III of the articles of incorporation of Access Power, INC was amended by the corporation board of directors on September 9, 2012. The corporation is filing these articles of amendment to the articles of corporation pursuant to Florida Statute 607.1006. The following recitals and adoptions have been recorded:

1.	 The name of the corporation remains, ACCESS POWER, INC.
2.	 The corporation has a new Federal Tax FEIN  27-4546259
3.	 Article III of the articles of incorporation of ACCESS
	 POWER, INC was amended as follows:

Article III.  Capitalization

The total number of shares of capital stock which the corporation has the authority to issue is REDUCED to One Hundred Fifty million (150,000,000.) The total number of shares of common stock which The Corporation is authorized to issue is one hundred fifty million
(150,000,000) and the par value of each share is one-tenth of one cent
($.001) for an aggregate par value of one hundred fifty thousand dollars ($150,000.) The corporation is nullifying all previous classes of preferred stock on the record books of the corporation. The voting powers, designations, preferences, and relative participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the common stock, shall be fixed by one or more resolutions providing for the issuance of such stock adopted by the Corporation board of directors (the Board of Directors,) in accordance with the provisions of the General Corporation Law of the State of Florida and the Board of Director is expressly vested with authority to adopt one or more of such resolutions. The current board of the corporation recognizes that this is a reduction in the amount of authorized capital stock in the corporation previous articles of corporation.

4.	The voting structure recognized allows for one (1) common
share to cast one (1) vote towards any resolution. A majority 51% vote is required going forward to amend any of the corporation articles of incorporation.
5.	A resolution, wherein it recommended these changes, was
adopted without shareholder approval pursuant to F.S. 607.1002.
6.	The foregoing amendment to the articles of incorporation was duly adopted by the board of directors on September 9, 2012.
	In witness, the undersigned Director of this Corporation has executed these articles of amendment on September 9, 2012.




_____________________________


Patrick  J Jensen, Director
Access Power, INC




Item 8.01  Other Events

Management of Access Power, INC is pleased to notify shareholders that we received an email from our transfer agent on September 10, 2012 stating the following:

Prepared by STANDARD REGISTRAR AND TRANSFER COMPANY, INC.
ACCESS POWER INC - COMMON

(shareholders list confidential)

We hereby certify that the preceding list of common stockholders aggregating 129,144,121 shares represents a true and complete list of such holders of

ACCESS POWER INC

in accordance with our records as transfer agent as of the close of business on 09/10/2012.




SIGNED:  ___________________________________________________
AMY MERRILL, OFFICE MANAGER
STANDARD REGISTRAR & TRANSFER CO., INC.













SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Access Power, Inc.

Date: September 11, 2012

By:




/s/ Patrick J Jensen

-------------------------------------------------------------
Name: Patrick J Jensen
Title: Director